Exhibit 10.3

                 ARBITRATION SETTLEMENT AGREEMENT
                 --------------------------------

     This Arbitration Settlement Agreement ("Agreement") is made, as of August 14, 2006 (the "Effective Date"), between Delta and Pine Land Company, a Delaware corporation with its principal offices at One Cotton Row, Scott, Mississippi 38772 ("DPL"); D&M Partners, a Delaware partnership with its principal offices at One Cotton Row, Scott, Mississippi 38772 ("D&M") ; and Monsanto Company, a Delaware corporation with its principal place of business at 800 N. Lindbergh Blvd., St. Louis, Missouri 63167 ("Monsanto").

     WHEREAS, DPL, D&M, and Monsanto are each parties to the U.S. Bollgard(R) Gene License, the U.S. Roundup Ready(R) License, and the Marketing Services Agreement; and

     WHEREAS, disputes have arisen among the Parties pertaining to the above identified agreements; and

     WHEREAS, the Parties have instituted arbitration proceedings, styled Monsanto Company v. Delta & Pine Land, No. 30 Y 133 00564 04, pending under the jurisdiction of the American Arbitration Association ("Subject Arbitration"), under the provisions of certain of the above identified agreements in order to resolve certain disputes; and

     WHEREAS, the Parties have come to agreement on the settlement of the disputes that have been raised in the Subject Arbitration on terms set forth in this Agreement; and

     WHEREAS, the Parties may have other claims against each other, whether asserted or as yet unasserted, which are intended to be preserved and not released or affected by this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements, covenants, and commitments set forth herein, the Parties understand the meaning and legal effect of entering into this Agreement and hereby agree as follows:

     1.  DEFINITIONS.   For  purposes  of  this  Agreement,  the  following
definitions shall apply to the terms set forth below, and such terms may be used either in the singular or plural context:

     (a) "AFFILIATE" shall mean, with respect to a Party, any Person that directly or indirectly, whether through one or more intermediaries, Controls, is Controlled By, or is under Common Control with a Party.

     (b) "CLAIM" shall mean any and all claims, counterclaims, demands, actions, causes of action, suits, damages, liabilities, judgments, debts, claims over, accounts, warranties, liens, costs or expenses whatsoever, wherever arising, and whether based in contract law, tort law, equity, statute, or regulation, whether known or unknown. A Claim shall include, but not be limited to, any and all actions or claims for injunctive relief, patent infringement, violations of the antitrust or competition laws, false advertising, unfair or deceptive acts or practices, product disparagement, unfair competition, restraint of trade, trade secret misappropriation, breach of contract, conversion, fraud, deceit, contempt, violations of court orders or injunctions, costs, and/or attorney fees. A Claim shall not include any payments due or other obligations owed under contracts or agreements between the Parties or one or more of their Affiliates made prior to the Effective Date of this Agreement that have not been terminated herein or that were not otherwise at issue in the Subject Arbitration.

     (c) "CONTROL," "CONTROLLED BY," or "UNDER COMMON CONTROL WITH" shall mean (i) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting equity interest in a Person, and (ii) the ability, directly or indirectly, to direct or cause the direction of the management and policies of that entity, whether through ownership of voting securities, by contract, or otherwise.

     (d)  "DPL  PARTIES"  shall  mean Delta and Pine Land  Company  and D&M
          Partners.

     (e)  "MONSANTO PARTIES" shall mean Monsanto Company ("Monsanto").

     (f) "PARTIES" shall mean the DPL Parties and the Monsanto Parties. "PARTY" shall mean one of DPL, D&M PARTNERS, or Monsanto.

     (g) "PERSON" shall mean any individual, corporation, proprietorship, firm, partnership, limited liability company, trust, association, or other form of business entity, whether formed under the laws of any state of the United States, the District of Columbia, or the laws of any foreign country or any state or political subdivision thereof.

     (h) "SUBJECT ARBITRATION" shall mean the arbitration proceedings identified in the Preamble to this Agreement.

     (i) "THIRD PARTY" shall mean any Person other than the Monsanto Parties, the DPL Parties, and any of the Parties' Affiliates.

     2. TREATMENT OF SUBJECT ARBITRATION. Upon execution of the Agreement and Plan of Merger ("Merger Agreement"), the following agreements shall be amended as follows:

     (a) The Parties shall execute the Amendment to Roundup Ready(R) Gene License and Seed Services Agreement of February 2, 1996, as previously amended, in the form of Exhibit B.

     (b) The Parties shall execute the Amendment to Bollgard(R) Gene License and Seed Services Agreement of February 2, 1996, as previously amended, in the form of Exhibit C.

     (c) The Parties shall execute the Amendment to Marketing Services Agreement of February 2, 1996, in the form of Exhibit D.

     2. EXECUTION OF AGREEMENTS AND DISMISSAL OF SUBJECT LITIGATION AND SUBJECT ARBITRATION . Upon execution of the Merger Agreement and the Amendments, the DPL Parties and the Monsanto Parties shall cause the following documents to be filed with the American Arbitration Association and the arbitration panel in connection with the Subject Arbitration:

     (a) A Stipulation of Dismissal with prejudice, with each Party to bear its own attorneys' fees and costs, in the form of Exhibit A.

     3. MUTUAL RELEASES.

     (a) By the Monsanto Parties: The Monsanto Parties and their Affiliates hereby release and discharge each of the DPL Parties, their respective Affiliates, assigns, predecessors, and successors, and any and all of those Persons' past, present, and future officers, directors, employees, agents, licensees and attorneys from all Claims that each of the Monsanto Parties and their respective Affiliates, assigns, predecessors, and successors, and all of those Persons' past, present, and future officers, directors, employees, agents, and attorneys ever had, now have, or may have for, upon, or by reason of, any matter whatsoever, through the date of this Agreement, arising from, encompassed by, or related to any and all matters alleged in the Subject Arbitration .

     (b) By the DPL Parties: The DPL Parties and their Affiliates hereby release and discharge each of the Monsanto Parties, their respective Affiliates, assigns, predecessors, and successors, and any and all of those Persons' past, present, and future officers, directors, employees, agents, licensees and attorneys from all Claims (including, but not limited to, all Claims that any of the Monsanto Parties failed to satisfy its "most favored licensee" obligations in connection with their dealings with Stoneville Pedigreed Seed Company ("Stoneville") or its Affiliates - regardless of whether Stoneville was an Affiliate of any of the Monsanto Parties) that each of the DPL Parties and their respective Affiliates, assigns, predecessors, and successors, and all of those Persons' past, present, and future officers, directors, employees, agents, and attorneys ever had, now have, or may have for, upon, or by reason of, any matter whatsoever, through the date of this Agreement, arising from, encompassed by, or related to any and all matters alleged in the Subject Arbitration .

     (c) Parties Not Released: The releases set forth in paragraphs 3(a) and 3(b) of this 2006 Settlement Agreement do not include any Claim by any Party or its Affiliates against (and are expressly not for the benefit of) any Third Party not specifically referred to or described in Paragraphs 3(a) or 3(b) hereof.

     (d) Matters Not Released:

     Solely for the avoidance of doubt, the Parties agree that only the claims, counterclaims, and defenses asserted within the Subject Arbitration are the subject of the above releases or other resolution of disputes set forth above in this Paragraph 3.

     4. COVENANT NOT TO SUE. The DPL Parties and their respective Affiliates on the one hand and the Monsanto Parties and their respective Affiliates on the other hand expressly covenant never to institute or prosecute against the other in any administrative proceeding, arbitration proceeding, suit, or action of any kind or nature whatsoever, at law or in equity, any Claim released in this Agreement; provided that nothing contained in this paragraph shall release, remise, discharge or acquit a Party's claims, regardless of the legal theory upon which they are based, against any other Party for the alleged breach of or to seek the enforcement of this Agreement. Provided, however, nothing in this agreement shall affect any claim or counterclaim in Delta and Pine Land Company v. Monsanto Company 2005-IA-00015-SCT, consolidated with Delta and Pine Land Company v. Monsanto Company 2005-IA-00016-SCT, or in any other legal proceeding or arbitration not released herein.

     5. NO TRANSFER OF RELEASED CLAIMS. Each Party hereto represents and warrants that it has not prior to the Effective Date, and will not in the future, sell, transfer, assign or othewise hypothecate to any Third Party that would not be bound hereby any Claim released by this Agreement existing prior to the date hereof and each Party will defend, indemnify and hold harmless the other Party from any actions by any Third Party asserting any such Claim.

     6. DENIAL OF LIABILITY. Each Party hereto expressly denies any liability with respect to the Claims made against it in the Subject Arbitration.

     7. FUTURE DISCOVERY. Each Party acknowledges that it may hereafter discover facts relating to the Subject Arbitration that occurred prior to the date of this Agreement that are different from, or in addition to, those which it now knows or believes to be true, and each Party agrees that this Agreement shall be and remain effective and applicable in all respects, notwithstanding such different or additional facts, or the discovery thereof.

     8. BINDING NATURE. This Agreement shall be binding upon, impose obligations upon, and inure to the benefit of each of the Parties, their respective Affiliates, and their respective permitted successors and assigns.

     9. GOVERNING LAW. The internal laws of the State of Delaware (excluding its choice of law or conflicts of law provisions) shall govern the interpretation, performance and enforcement of this Agreement.

     10. SUBMISSION TO JURISDICTION. Each of the Parties irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns shall be brought and determined exclusively in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware. Each of the Parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable law, any claim that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

     11. WAIVER OF JURY TRIAL. Each Party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such Party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party to this Agreement certifies and acknowledges that (i) no representative of any other Party has represented, expressly or otherwise, that such other Party would not seek to enforce the foregoing waiver in the event of a legal action, (ii) such Party has considered the implications of this waiver,
(iii) such Party makes this waiver voluntarily, and (iv) such Party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications contained in this paragraph.

     12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Parties relating to the subject matter hereof, and all prior negotiations and understandings between the Parties relating to the subject matter hereof shall be deemed merged into this Agreement.

     13. VOLUNTARILY AND KNOWINGLY. The Parties each acknowledge that they have read this Agreement and understand all of its terms, and that these documents are being executed voluntarily, without duress, and with full knowledge of their legal significance. The Parties each acknowledge that they have received independent legal advice from their respective attorneys with respect to the legal consequences of entering into these agreements.

     14. CONSTRUCTION. The Parties agree that in the event of any dispute concerning the interpretation or construction of this Agreement, no presumption shall exist with respect to the Party initially drafting the Agreement. The Parties each agree they have had ample opportunity to influence the choice of language and terms in this Agreement.

     15. REPRESENTATIONS. The DPL Parties and Monsanto Parties each represent and warrant that they have full capacity and authority to settle, compromise, and release their Claims and the Claims of their respective Affiliates as set forth herein, and that no other Person has, or will in the future, acquire or have any right to assert against any person or entity released by this Agreement any portion of that Party's or its Affiliates' released Claims.

     16. SUFFICIENCY OF CONSIDERATION. Other than the obligations set forth in this Agreement, the Parties each acknowledge and agree that no additional consideration is required or owing to the other, and that sufficient consideration has passed between them to render the Agreement valid and enforceable.

     17. MODIFICATIONS. This Agreement may not be amended, altered, or modified, in whole or in part, except by an instrument in writing executed by the Parties thereto.

     18. WAIVER. Any failure by any Party to this Agreement to insist upon the strict performance by another Party of any of the provision of this Agreement shall not be deemed a waiver of any of the provisions of this Agreement and such Party, notwithstanding such failure, shall have the right thereafter to insist upon the specific performance of any and all of the provisions of this Agreement. There shall be no estoppel against the enforcement of any provision of this Agreement, except by written instruments signed by the Party charged with the waiver or estoppel; no written waiver shall be deemed a continuing waiver unless specifically stated therein, and the written waiver shall operate only as to the specific term or condition waived, and not for the future or as to any other act than that specifically waived.

     19. SEVERABILITY. If any clause, provision, or section of this Agreement shall, for any reason, be held illegal, invalid or unenforceable, the Parties shall negotiate in good faith and in accordance with reasonable standards of fair dealing, a valid, legal, and enforceable substitute provision or provisions that most nearly reflect the original intent of the Parties under this Agreement in a manner that is commensurate in magnitude and degree with the changes arising as a result of any such substitute provision or provisions. All other provisions in this Agreement shall remain in full force and effect and shall be construed in order to carry out the original intent of the Parties as nearly as possible (consistent with the necessary reallocation of benefits) and as if such invalid, illegal, or unenforceable provision had never been contained herein.

     20. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be considered and shall have the force and effect of an original and all of which together shall constitute one and the same document.

     21. HEADINGS. The various headings used in this Agreement are for reference purposes only and are not to be used in interpreting the text of the paragraph in which they appear or to which they relate.

     22. NOTICES. Any notice required or permitted by this Agreement shall be in writing and served either (1) by hand delivery or (2) by facsimile and United States mail, first-class, postage prepaid, and addressed to the facsimile and address set forth below:

                If to the DPL Parties:

                Delta and Pine Land Company
                Office of the Chief Executive Officer
                One Cotton Row
                Scott, MS 38772

                Fax: (662) 742-3795
or such other person and/or address as DPL designates in writing.

                If to the Monsanto Parties:

                Monsanto Company
                Office of the General Counsel
                800 North Lindbergh Blvd.
                Building A
                St.  Louis, MO 63167

                Fax: (314) 694-6399

or such other person and/or address as Monsanto designates in writing.

     23. ATTACHMENTS AND EXHIBITS. The Attachments and Exhibits form an integral part of this Agreement. Signature page to follow

D&M PARTNERS                   DELTA AND PINE LAND COMPANY

By /s/ W.T. Jagodinski         By /s/ R.D. Greene
  ----------------------------   ---------------------------
Title Managing Agent           Title Senior Vice President
     -------------------------      ------------------------
Date August 14, 2006           Date August 14, 2006
    --------------------------     -------------------------

MONSANTO COMPANY

By /s/ Terrell K. Crews
  ---------------------------
Title Chief Financial Officer
    -------------------------
Date August 14, 2006
    -------------------------

                                 EXHIBIT A


                      AMERICAN ARBITRATION ASSOCIATION




MONSANTO COMPANY,                   )
                               )
      Claimant,                )
                               )
v.                             )    No. 30 Y 133 00564 04
                               )
DELTA AND PINE LAND COMPANY,        )
                               )
      Respondent.                   )


                    STIPULATED DISMISSAL WITH PREJUDICE
                    -----------------------------------


     Having mutually agreed upon a settlement of the disputes to be resolved herein, the parties request that this matter, including all claims and counterclaims, be dismissed with prejudice, with each party to bear its own respective costs and attorney's fees.


                                          Respectfully submitted,

                                          -----------------------
                                          Allen Kezsbom
                                          Michael B. deLeeuw
                                          FRIED, FRANK, HARRIS,
                                          SHRIVER & JACOBSON LLP
                                          One New York Plaza
                                          New York, NY  10004-1980

                                          Jerome C. Hafter
                                          E. Clifton Hodge, Jr.
                                          PHELPS DUNBAR LLP
                                          111 East Capitol Street,
                                          Suite 600
                                          Jackson, MS  39201


                                          Attorneys for DPL

                                          HUSCH & EPPENBERGER, LLC




                                    By:
                                       ---------------------------
                                          Joseph P. Conran
                                          Dutro E. Campbell, II
                                          Greg G. Gutzler
                                          190 Carondelet Plaza,
                                          Suite 600
                                          St. Louis, MO  63105
                                          314-480-1500
                                          314-480-1505 (facsimile)

                                          Attorneys for Monsanto
                                          Company

                                 EXHIBIT B

        AMENDMENT TO ROUNDUP READY(R) GENE LICENSE AND SEED SERVICES
                                 AGREEMENT
                            OF FEBRUARY 2, 1996



D&M Partners, a Delaware general partnership, Delta and Pine Land Company, a Delaware corporation, and Monsanto Company, a Delaware corporation, are parties to a certain Roundup Ready(R) Gene License and Seed Services Agreement dated February 2, 1996, as amended July 26, 1996, December 8, 1999, January 2, 2000, and March 26, 2003, (hereinafter referred to as the "Agreement").

All capitalized terms, not otherwise defined in this Amendment, shall have the meanings defined in the Agreement.

The parties agree to amend the Agreement as follows:

1.   Delete Section 2.1.56 in its entirety and substitute the following new
     Section 2.1.56:

     "2.1.56. The term "ROYALTY" means the compensation to be paid by D&M PARTNERS to MONSANTO in consideration for the LICENSES equal to the MONSANTO ROYALTY PERCENTAGE multiplied by the NET SUBLICENSE REVENUE."

2.   Delete Section 2.1.57 in its entirety and substitute the following new
     Section 2.1.57:

     "2.1.57 The term "SUBLICENSE REVENUE" means the total number of UNITS of LICENSED COMMERCIAL SEED reported by D&PL as sold and delivered during the applicable period and confirmed by the named distributor customers as received, less any amounts reported as returned by D&PL or the named distributor customers, multiplied by the technology fees due from sublicensed growers for those UNITS, less any amounts paid or accrued for replant, crop loss or other price adjustments claimed by sublicensed growers, provided that the total number of UNITS used in the calculation may be as much as one percent (1%) less than the reported and confirmed total if the number of UNITS of LICENSED COMMERCIAL SEED reported as sold by retail distributors is less than the reported and confirmed total."

3.   Add the following sentence to Section 3.8:

     "Notwithstanding any other provision of this Agreement, nothing herein shall give D&PL or D&M PARTNERS any right to license the use of any MONSANTO TECHNOLOGY, including any ROUNDUP READY(R) GENE to any third party for use in breeding cotton. In the event D&PL desires to have a third party conduct or participate in breeding of DELTAPINE ROUNDUP READY(R) CULTIVARS, such third party must have first been licensed by MONSANTO for that purpose. D&PL may request such a license for a third party to conduct breeding for it, which MONSANTO may not unreasonably withhold. MONSANTO agrees to give O&A Associates or James Olvey such a research-only license on standard terms except that a limitation may be included to prohibit transfer of any materials produced by or containing MONSANTO TECHNOLOGY to any entity except D&PL or an AFFILIATE of D&PL."

All other terms and conditions of the Agreement remain the same.

D&M PARTNERS                   DELTA AND PINE LAND COMPANY

By                             By
  ----------------------------   ---------------------------
Title                          Title
     -------------------------      ------------------------
Date                           Date
    --------------------------     -------------------------

MONSANTO COMPANY

By
  ---------------------------
Title
    -------------------------
Date
    -------------------------

                                 EXHIBIT C

     AMENDMENT TO BOLLGARD(R) GENE LICENSE AND SEED SERVICES AGREEMENT
                            OF FEBRUARY 2, 1996



D&M Partners, a Delaware general partnership, Delta and Pine Land Company, a Delaware corporation, and Monsanto Company, a Delaware corporation, are parties to a certain Roundup Ready(R) Gene License and Seed Services Agreement dated February 2, 1996, as amended December 8, 1999, January 2, 2000, and March 26, 2003, (hereinafter referred to as the "Agreement").

All capitalized terms, not otherwise defined in this Amendment, shall have the meanings defined in the Agreement.

The parties agree to amend the Agreement as follows:

1.   Delete Section 2.1.51 in its entirety and substitute the following new
     Section 2.1.51:

     "2.1.51. The term "ROYALTY" means the compensation to be paid by D&M PARTNERS to MONSANTO in consideration for the LICENSES equal to the MONSANTO ROYALTY PERCENTAGE multiplied by the NET SUBLICENSE REVENUE."

2.   Delete Section 2.1.53 in its entirety and substitute the following new
     Section 2.1.53:

     "2.1.53 The term "SUBLICENSE REVENUE" means the total number of UNITS of LICENSED COMMERCIAL SEED reported by D&PL as sold and delivered during the applicable period and confirmed by the named distributor customers as received, less any amounts reported as returned by D&PL or the named distributor customers, multiplied by the technology fees due from sublicensed growers for those UNITS, less any amounts paid or accrued for replant, crop loss or other price adjustments claimed by sublicensed growers, provided that the total number of UNITS used in the calculation may be as much as one percent (1%) less than the reported and confirmed total if the number of UNITS of LICENSED COMMERCIAL SEED reported as sold by retail distributors is less than the reported and confirmed total.

3.   Add the following sentence to Section 3.8:

     "Notwithstanding any other provision of this Agreement, nothing herein shall give D&PL or D&M PARTNERS any right to license the use of MONSANTO TECHNOLOGY, including LEPIDOPTERAN-ACTIVE GENE(S) to any third party for use in breeding cotton. In the event D&PL desires to have a third party conduct or participate in breeding of DELTAPINE ROUNDUP READY(R) CULTIVARS, such third party must have first been licensed by MONSANTO for that purpose. D&PL may request such a license for a third party to conduct breeding for it, which MONSANTO may not unreasonably withhold. MONSANTO agrees to give O&A Associates or James Olvey such a research-only license on standard terms except that a limitation may be included to prohibit transfer of any materials produced by or containing MONSANTO TECHNOLOGY to any entity except D&PL or an AFFILIATE of D&PL."

All other terms and conditions of the Agreement remain the same.


D&M PARTNERS                   DELTA AND PINE LAND COMPANY

By                             By
  ----------------------------   ---------------------------
Title                          Title
     -------------------------      ------------------------
Date                           Date
    --------------------------     -------------------------

MONSANTO COMPANY

By
  ---------------------------
Title
    -------------------------
Date
    -------------------------

                                 EXHIBIT D

                 AMENDMENT TO MARKETING SERVICES AGREEMENT
                            OF FEBRUARY 2, 1996



D&M Partners, a Delaware general partnership, Delta and Pine Land Company, a Delaware corporation, and Monsanto Company, a Delaware corporation, are parties to a certain Marketing Services Agreement dated February 2, 1996, (hereinafter referred to as the "Agreement").

All capitalized terms, not otherwise defined in this Amendment, shall have the meanings defined in the Agreement.

The parties agree to amend the Agreement as follows:

1.   Add new Section 3.5:

     "Notwithstanding any other provision of this Agreement, Marketing Services Fees for the 2007 season and all following seasons, shall not include any amount paid to distributors and/or retailers that is conditioned on activities by the distributors and/or retailers related to any product other than seed originally sold or transferred by D&PL or its Affiliates and containing the Licensed Technologies."

All other terms and conditions of the Agreement remain the same.


D&M PARTNERS                   DELTA AND PINE LAND COMPANY

By                             By
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Date                           Date
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MONSANTO COMPANY

By
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Date
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